--------------------------------------------------------------------------------
          ALL HOLDERS OF SHARES (INCLUDING SHARES HELD THROUGH CHESS)
            MUST COMPLETE AND SIGN THIS ACCEPTANCE AND TRANSFER FORM
--------------------------------------------------------------------------------

        THIS ACCEPTANCE AND TRANSFER FORM MAY ONLY BE USED TO ACCEPT THE
            OFFER BY HOLDERS OF SHARES.  IT CANNOT BE USED TO TENDER
           AMERICAN DEPOSITARY SHARES.  TO TENDER AMERICAN DEPOSITARY
              SHARES USE THE LETTER OF TRANSMITTAL (YELLOW FORM).

--------------------------------------------------------------------------------


                        FORM OF ACCEPTANCE AND TRANSFER
                             to accept the Offer by
                    USFC ACQUISITION INC. (the "Purchaser")
               to acquire all your fully paid ordinary shares in
                  MEMTEC LIMITED (ACN 002 490 208) ("Memtec")
                                       at
                           US$30.00 Per Share in Cash

          THIS OFFER WILL EXPIRE AT 1:00 A.M., NEW YORK CITY TIME, ON
            [*], [NOVEMBER [*]], 1997 AND AT 5:00 P.M., SYDNEY TIME,
          ON [*], [NOVEMBER [*]], 1997, UNLESS THE OFFER IS EXTENDED.
           PRIOR TO THE EXPIRATION DATE, TENDERING HOLDERS OF SHARES
              WILL BE PERMITTED TO WITHDRAW THEIR TENDERED SHARES.
         SEE "WITHDRAWAL RIGHTS" IN SECTION 4 OF THE OFFER TO PURCHASE.

Holder Identification Number (HIN)/
Security Reference Number

Subregister

Your holding of Shares

Consideration
(US$30.00 cash per share)
(See Part II - Payment Election)


(If your name, address or shareholding is incorrect please amend and initial)


      ALL HOLDERS OF CERTIFICATED SHARES MUST COMPLETE ALL THREE SECTIONS
       OF THIS ACCEPTANCE AND TRANSFER FORM.  ALL HOLDERS OF SHARES HELD
          THROUGH CHESS MUST COMPLETE SECTIONS I AND III OF THIS FORM.

        THIS IS AN IMPORTANT DOCUMENT. IF YOU ARE IN ANY DOUBT AS TO HOW
         TO DEAL WITH IT, PLEASE CONSULT YOUR FINANCIAL, LEGAL OR OTHER
                       PROFESSIONAL ADVISER IMMEDIATELY.


          DETAILED INSTRUCTIONS FOR ACCEPTING THE OFFER ARE SET FORTH
             BELOW AND SHOULD BE READ CAREFULLY BEFORE THIS FORM OF
                    ACCEPTANCE AND TRANSFER IS COMPLETED.
--------------------------------------------------------------------------------

                                                                          Page 2
--------------------------------------------------------------------------------

                      SECTION 1 - ACCEPTANCE AND TRANSFER

SECTION 1 OF THIS ACCEPTANCE AND TRANSFER FORM IS DIVIDED INTO 3 PARTS:

PART A If at the time of acceptance your Shares are certificated, you must complete Part A overleaf in respect of those Shares (see Section 2 of the Offer to Purchase - Procedures for Tendering Shares and ADSs - Valid Tender of Shares).

PART B If at the time of acceptance your Shares are in a CHESS Holding, you are requested, but are not bound, to complete Part B overleaf in respect of those Shares (see section 2 of the Offer to Purchase - Procedures for Tendering Shares and ADSs - Valid Tender of Shares). You must however complete Section III of this form and return it to the Registry at the address given on the last page of this form to avoid U.S. withholding tax.

PART C If at the time of acceptance you are entitled to be registered as the holder of certificated Shares the subject of acceptance, but you are not registered as the holder of those Shares, you must complete Part C overleaf in respect of those Shares (see Section 2 of the Offer to Purchase - Procedures for Tendering Shares and ADSs - Valid Tender of Shares).

PROXY AND POWER OF ATTORNEY

By tendering Shares, a holder irrevocably appoints the Purchaser and each of its directors, secretaries and officers from time to time jointly and each of them severally as such holder's true and lawful attorney-in-fact and proxy with effect from the date that the Offer, or the date any contract resulting from acceptance of the Offer, becomes free from its conditions or such conditions are satisfied or waived, with power to do all things which such holder could lawfully do in relation to its Shares or in exercise of any right derived from the holding of its Shares including (without limiting the generality of the foregoing):

      (i)    attending and voting at any meeting of Memtec;

      (ii)   demanding a poll for any vote to be taken at any meeting of Memtec;

      (iii) proposing or seconding any resolution to be considered at any meeting of Memtec;

      (iv) requisitioning the convening of any meeting of Memtec and convening a meeting pursuant to any such requisition;

      (v) notifying Memtec that such holder's address in the records of Memtec for all purposes including the despatch of notices of meeting, annual reports and dividends, should be altered to an address nominated by the Purchaser;

      (vii) receiving from Memtec, or any other party, and retaining any Share certificates which were held by Memtec or any other party;

      (viii) executing all forms, notices, instruments (including an instrument appointing a director of the Purchaser as a proxy) in respect of any or all of the Shares and resolutions relating to the Shares and generally to exercise all powers and rights which a person may have as a shareholder and performing such action as may be appropriate in order to vest good title in the Shares in the Purchaser; and

      (vi)   doing all things incidental and ancillary to any of the foregoing,
--------------------------------------------------------------------------------

                                                                          Page 3
--------------------------------------------------------------------------------

and to have agreed that in exercising the powers conferred by that power of attorney, the attorney may act in the interest of the Purchaser as the intended registered holder and beneficial holder of such holder's Shares. Such appointment, being given for valuable consideration to secure the interest acquired in such holder's Shares, when effective, will revoke all prior proxies given by such holder with respect to the Shares without further action and no subsequent proxies will be given by such holder with respect to such Shares. Such appointment is irrevocable, and terminates upon registration of a transfer to the Purchaser of such holder's Shares. The Purchaser reserves the right to require that, in order for Shares or ADSs to be deemed validly tendered, immediately upon the Purchaser's acceptance of payment for such Shares, the Purchaser must be able to exercise full voting rights with respect to such Shares.

REPRESENTATIONS AND WARRANTIES

By signing and returning this Acceptance and Transfer Form you will be deemed to have represented and warranted to the Purchaser, as a condition of the contract resulting from your acceptance, that at the time of acceptance and at the time of transfer to the Purchaser:

(a) you have paid to Memtec all amounts which at the time of acceptance have fallen due for payment in respect of your Shares; and

(b) all of your Shares are free from all mortgages, charges, liens and other encumbrances of any nature.

PART A - IF YOU HOLD SHARE CERTIFICATES

IN ADDITION TO THIS SECTION 1 - PART A, YOU MUST COMPLETE SECTIONS II AND III OF THIS FORM.

I/We, the person(s) named above being the holder(s) of the Shares shown above:

1. accept the Offer in respect of the Shares referred to above and transfer to the Purchaser all of those Shares for the consideration specified in the Offer;

2.    agree to be bound by the terms of the Offer;

3.    attach my/our share certificate(s); and

4. acknowledge that all documents and remittances sent by post will be sent at my/our risk.

If this form is signed under Power of Attorney, the donee of the Power declares that he or she has no notice of the revocation thereof.



                                          Date:
-----------------------------------             --------------------------------

                                          Date:
-----------------------------------             --------------------------------
Signature of Transferor(s)

(In the case of joint holders, all must sign. A corporation must sign by duly authorised officers and, if in Australia, affix its common seal.)

Telephone number where we may contact you during business hours: (  )
                                                                     -----------

--------------------------------------------------------------------------------

                                                                          Page 4
--------------------------------------------------------------------------------

TO ACCEPT THIS OFFER, SEND IN THE ENVELOPE PROVIDED OR DELIVER THIS FORM TOGETHER WITH YOUR SHARE CERTIFICATES:

IN THE CASE OF PERSONS LOCATED OUTSIDE THE UNITED STATES, TO THE REGISTRY AT:

      CORPORATE REGISTRY SERVICES PTY LTD          POSTAL ADDRESS:
      LEVEL 2                                      CORPORATE REGISTRY SERVICES
      321 KENT STREET                              PTY LTD
      SYDNEY NSW 2000                              GPO BOX 7045
                                                   SYDNEY NSW 1115

          TO BE RECEIVED OR DELIVERED NO LATER THAN 5:00PM SYDNEY TIME
                  ON THE AUSTRALIAN CLOSING DATE OF THE OFFER.

IN THE CASE OF PERSONS LOCATED IN THE UNITED STATES, TO THE U.S. DEPOSITARY AT:

      IBJ SCHRODER BANK & TRUST COMPANY            POSTAL ADDRESS:
      ONE STATE STREET                             IBJ SCHRODER BANK &
      NEW YORK, NEW YORK, 10004                    TRUST COMPANY
      ATTENTION: SECURITIES PROCESSING             PO BOX 84
      WINDOW, SC-1                                 BOWLING GREEN STATION
                                                   NEW YORK, NEW YORK 10274-0084
                                                   ATTENTION:  REORGANISATION
                                                   OPERATIONS DEPARTMENT

      TO BE RECEIVED OR DELIVERED NO LATER THAN 1:00AM NEW YORK CITY TIME
                      ON THE US CLOSING DATE OF THE OFFER.

          IF YOU HAVE ANY ENQUIRIES CONCERNING THE COMPLETION OF THIS
                        FORM OF ACCEPTANCE AND TRANSFER,
       PLEASE CONTACT THE REGISTRY OR THE FINANCIAL ADVISORS IN AUSTRALIA
                OR THE DEALER MANAGERS OR THE INFORMATION AGENT
                              IN THE UNITED STATES

--------------------------------------------------------------------------------

                                                                          Page 5
--------------------------------------------------------------------------------

PART B - INSTRUCTIONS FOR CHESS HOLDINGS

IN ADDITION TO THIS SECTION 1 - PART B, YOU MUST COMPLETE SECTION III OF THIS FORM.

1. If you are in doubt as to how to deal with your CHESS Holding, please contact your Controlling Participant unless you are a Broker or Non Broker Participant.

      To accept this Offer, instruct your Controlling Participant to initiate the acceptance on CHESS. This acceptance must be initiated before 5:00pm (Sydney time) on the last day of the Offer period and otherwise be made in accordance with the SCH Business Rules. You must also notify your Controlling Participant whether you wish to receive the consideration in U.S. or Australian dollars. If you notify your Controlling Participant of this election, do not complete Section II of this form.

2. Please enter details of your Controlling Participant and, if not shown or shown incorrectly on the front of this form, your HIN.

      My Controlling Participant is:
                                    --------------------------------------------
      Name:
           ---------------------------------------------------------------------
      Address:
              ------------------------------------------------------------------
      My HIN is:
                ----------------------------------------------------------------
      Number of Shares in CHESS Holding:
                                         ---------------------------------------

3.    Please sign this authority.

      Note: By signing and returning this authority, you have not accepted this Offer in relation to shares in a CHESS Holding. To ensure acceptance, you must follow the procedure set out in paragraph 1 above. This authority will only be used in the event you have not followed the procedure set out in paragraph 1 above.

      I request and irrevocably authorise the Purchaser and its agents, namely the Registry and the U.S. Depositary, to instruct my Controlling Participant or another CHESS sponsor to accept the Offer for my Shares.



                                          Date:
      -------------------------------           --------------------------------

                                          Date:
      -------------------------------           --------------------------------
      Signature of Transferor(s)

      (In the case of joint holders all must sign. A corporation must signed by duly authorised officers and, if in Australia, affix its common seal.)

      Telephone number where you may contact me during business hours : (  )
                                                                            ----
--------------------------------------------------------------------------------

                                                                          Page 6
--------------------------------------------------------------------------------

ONCE YOU HAVE COMPLETED THIS FORM, DELIVER IT OR SEND IT IN THE ENVELOPE PROVIDED TO THE REGISTRY AT:

      CORPORATE REGISTRY SERVICES PTY LTD          POSTAL ADDRESS:
      LEVEL 2                                      CORPORATE REGISTRY SERVICES
      321 KENT STREET                              PTY LTD
      SYDNEY NSW 2000                              GPO BOX 7045
                                                   SYDNEY NSW 1115

          TO BE RECEIVED OR DELIVERED NO LATER THAN 5:00PM SYDNEY TIME
                  ON THE AUSTRALIAN CLOSING DATE OF THE OFFER.

          IF YOU HAVE ANY ENQUIRIES CONCERNING THE COMPLETION OF THIS
                        FORM OF ACCEPTANCE AND TRANSFER,
       PLEASE CONTACT THE REGISTRY OR THE FINANCIAL ADVISORS IN AUSTRALIA
                OR THE DEALER MANAGERS OR THE INFORMATION AGENT
                              IN THE UNITED STATES

--------------------------------------------------------------------------------

                                                                          Page 7
--------------------------------------------------------------------------------

PART C - INSTRUCTIONS FOR PERSONS ENTITLED TO BE REGISTERED BUT NOT
         REGISTERED AS A HOLDER OF CERTIFICATED SHARES AT THE TIME
         OF ACCEPTANCE

IN ADDITION TO THIS SECTION I - PART C, YOU MUST COMPLETE SECTIONS II AND III OF THIS FORM.

If you are entitled to be registered in respect of certificated Shares but, at the time you accept the Offer you are not registered as the holder of such Shares, you must accept the Offer in respect of any such Shares by completing this form and returning it together with evidence which establishes your entitlement to be registered in respect of such Shares (eg a copy of a contract note in respect of your purchase of those Shares) to the address set out below so that it is received no later than 5:00pm Sydney time on the Australian closing date of the Offer.

I/We, the person(s) named below, being at the time of this acceptance entitled to be registered as the holder(s) of the number of Shares shown below:

1. accept the Offer in relation to the number of Shares in respect of which I/we are entitled to be registered as holder(s) and agree to transfer to the Purchaser those Shares for the consideration specified in the Offer;

2.    agree to be bound by the terms and conditions of the Offer;

3. attach evidence which establishes my/our entitlement to be registered in respect of the number of Shares shown below;

4. acknowledge that all documents and remittances sent by post will be sent at my/our risk.

Name and address in which          Name:
your Shares are registered:                -------------------------------------
                                   Address:
                                           -------------------------------------

                                           -------------------------------------

If this form is signed under Power of Attorney, the donee of the Power declares that he or she has no notice of the revocation thereof.



                                          Date:
-------------------------------                --------------------------------

                                          Date:
-------------------------------                --------------------------------
Signature of Transferor(s)

(In the case of joint holders, all must sign. A corporation must signed by duly authorised officers and, if in Australia, affix its common seal.)

Telephone number where we may contact you during business hours: (  )
                                                                     -----------

--------------------------------------------------------------------------------

                                                                          Page 8
--------------------------------------------------------------------------------

TO ACCEPT THIS OFFER, SEND IN THE ENVELOPE PROVIDED OR DELIVER THIS FORM TOGETHER WITH YOUR SHARE CERTIFICATES:

IN THE CASE OF PERSONS LOCATED OUTSIDE THE UNITED STATES, TO THE REGISTRY AT:

      CORPORATE REGISTRY SERVICES PTY LTD          POSTAL ADDRESS:
      LEVEL 2                                      CORPORATE REGISTRY SERVICES
      321 KENT STREET                              PTY LTD
      SYDNEY NSW 2000                              GPO BOX 7045
                                                   SYDNEY NSW 1115

          TO BE RECEIVED OR DELIVERED NO LATER THAN 5:00PM SYDNEY TIME
                  ON THE AUSTRALIAN CLOSING DATE OF THE OFFER.

IN THE CASE OF PERSONS LOCATED IN THE UNITED STATES, TO THE U.S. DEPOSITARY AT:

      IBJ SCHRODER BANK & TRUST COMPANY            POSTAL ADDRESS:
      ONE STATE STREET                             IBJ SCHRODER BANK & TRUST
      NEW YORK, NEW YORK, 10004                    COMPANY
      ATTENTION: SECURITIES PROCESSING             PO BOX 84
      WINDOW, SC-1                                 BOWLING GREEN STATION
                                                   NEW YORK, NEW YORK 10274-0084
                                                   ATTENTION:  REORGANISATION
                                                   OPERATIONS DEPARTMENT

      TO BE RECEIVED OR DELIVERED NO LATER THAN 1:00AM NEW YORK CITY TIME
                      ON THE US CLOSING DATE OF THE OFFER.

          IF YOU HAVE ANY ENQUIRIES CONCERNING THE COMPLETION OF THIS
                        FORM OF ACCEPTANCE AND TRANSFER,
       PLEASE CONTACT THE REGISTRY OR THE FINANCIAL ADVISORS IN AUSTRALIA
                OR THE DEALER MANAGERS OR THE INFORMATION AGENT
                              IN THE UNITED STATES

--------------------------------------------------------------------------------

                                                                          Page 9
--------------------------------------------------------------------------------

                           INSTRUCTIONS FOR SECTION I
                            HOW TO ACCEPT THIS OFFER

1. The number of Shares which you are presently recorded as holding is shown on this Acceptance and Transfer Form. If you have recently bought or sold any Shares, your holding may differ from that shown and you may alter the number of Shares shown on this form and the amount payable. Note that if you fail to do so, the Purchaser will do so on your behalf.

2. To accept the Offer to purchase your Shares, please sign and date the Acceptance and Transfer Form where indicated. In addition, the following should be noted:

      (a)    if the Shares are registered in the names of joint holders, all joint holders must sign the Acceptance and Transfer Form;
      (b)    a corporation must execute the Acceptance and Transfer Form under its seal or by attorney; and
      (c) if the Acceptance and Transfer Form is signed under Power of Attorney, the relevant Power of Attorney must be submitted to the Registry or the U.S. Depository for noting.

3. If you hold Options on the date of this Offer and if you are entitled to and wish to exercise Options during the Offer period and accept this Offer, you may do so by exercising those Options and tendering the resulting Shares to the Offer in accordance with this Acceptance and Transfer Form. You may not tender your Options, only the Shares resulting from the exercise of the Options. For details on how to exercise your Options, contact Memtec.

4. If Shares stand in the books of Memtec in the name of a person deceased, this Offer may be accepted by executors or administrators. Probate (or Letters of Administration, if applicable) must be produced to the Registry or the U.S. Depositary for noting. Any other requirements of Memtec as to transfer or registration of these Shares must be satisfied.

5. If you have sold all your Shares, please send the Acceptance and Transfer Form to the sharebroker who acted on your behalf.

6. If you have sold part of your Shares or purchased additional Shares, or if part of your holding of Shares is in a CHESS holding, please alter the number of Shares shown beside your name on the front of the Acceptance and Transfer Form to show the number of Shares now held by you in a certificated holding and instruct your Controlling Participant in respect of Shares held through CHESS.

7.    IF YOU HOLD SHARE CERTIFICATES

      Complete all three sections of the Acceptance and Transfer Form and place the completed Acceptance and Transfer Form AND YOUR RELEVANT SHARE CERTIFICATE(S) in the enclosed envelope.

      Holders located in the United States should forward their acceptances to the U.S. Depository. Holders located outside the United States should forward their acceptances to the Registry. Holders located outside Australia and the United States are urged to forward their acceptances by AIRMAIL. The enclosed envelopes are not available for use by holders resident outside Australia and the United States. Acceptances should be posted to the address shown on the back page of this form.

8. Should your share certificate(s) not be readily available, please complete and post the Acceptance and Transfer Form immediately and forward the certificate(s) as soon as possible. If any certificate has been lost or destroyed, please include with your Acceptance and Transfer Form a covering letter to this effect and contact the Registry or the U.S. Depository, as applicable.

--------------------------------------------------------------------------------

                                                                         Page 10
--------------------------------------------------------------------------------

                                   SECTION II

                                PAYMENT ELECTION

THE CONSIDERATION PAYABLE UNDER THE OFFER IS U.S. DOLLARS. HOWEVER ALL HOLDERS HAVE THE RIGHT TO ELECT TO RECEIVE PAYMENT IN AUSTRALIAN DOLLARS.


[_]  UNITED STATES DOLLAR PAYMENT ELECTION.  Check box only if you wish to
     -------------------------------------
     receive all (but not part) of the amount of consideration to be paid in United States dollars. If you check this box you will receive payment by cheque in United States dollars.


[_]  AUSTRALIAN DOLLAR PAYMENT ELECTION.  Check box only if you wish to receive
     ----------------------------------
     all (but not part) of the amount of consideration to be paid in Australian dollars. If you check this box you will receive payment by cheque in Australian dollars, in which case the Registry or the U.S. Depositary will arrange for the conversion of the U.S. dollars amounts payable to you to Australian dollars at the exchange rate obtainable by the Registry or the U.S. Depositary, as applicable, on the spot market in Sydney or New York, as applicable, at approximately noon (Sydney time or New York City time) on the date the cash consideration is made available by the Purchaser to the Registry or the U.S. Depositary for delivery to holders of Shares.

IF YOU DO NOT MAKE ANY PAYMENT ELECTION AND BOTH BOXES ABOVE ARE BLANK, YOU WILL BE DEEMED TO HAVE ELECTED TO RECEIVE ALL (BUT NOT PART) OF THE AMOUNT OF CASH CONSIDERATION TO BE PAID IN AUSTRALIAN DOLLARS. IF YOUR SHARES ARE IN A CHESS HOLDING, AND YOUR INSTRUCTIONS TO YOUR CONTROLLING PARTICIPANT WITH REGARD TO THE PAYMENT ELECTION ARE CONTRADICTORY TO THAT INDICATED ABOVE, THIS FORM WILL PREVAIL OVER THE CHESS MESSAGE.

The actual amount of Australian dollars received will depend upon the exchange rate prevailing on the business day on which funds are made available by the Purchaser. Holders should be aware that the U.S. dollar/Australian dollar exchange rate which is prevailing at the date on which an election is made to receive Australian dollars and on the date of payment may be different from that prevailing on the business day on which funds are made available to the Registry or the U.S Depositary, as the case may be, by the Purchaser. In all cases, fluctuations in the U.S. dollar/Australian dollar exchange rate are at the risk of holders who elect, or who in default of such election are deemed to have elected, to receive their consideration in Australian dollars. The Purchaser shall have no responsibility with respect to the cash consideration payable other than to make payment in accordance with the foregoing.


--------------------------------------------------------------------------------

                                                                         Page 11
--------------------------------------------------------------------------------

           SECTION III - UNITED STATES BACKUP FEDERAL WITHHOLDING TAX

Payments made to holders of the Shares pursuant to the Offer may be subject to information reporting to the United States Internal Revenue Service and to United States federal backup withholding tax at the rate of 31% on the gross amount of such payments. To avoid information reporting and backup withholding, holders of the Shares must provide the Registry or the U.S. Depository with a properly executed Substitute Form W-8 (in the case of a non-US holder) or a properly executed Substitute Form W-9 (in the case of a US holder). For the definition of a "US holder" refer to the Offer to Purchase.

Accordingly, you must complete and sign one of the two sections set forth below. Instructions on completing the Substitute Form W-8 or Substitute Form W-9 are set forth below.

NON-UNITED STATES HOLDERS

--------------------------------------------------------------------------------------------------
                             Name of owner (if joint account, also give joint owner's name)
  SUBSTITUTE
   FORM W-8                  ---------------------------------------------------------------------
                             Permanent address
DEPARTMENT OF
 THE TREASURY               ----------------------------------------------------------------------
   INTERNAL                 City, Province or State, postal code and country
REVENUE SERVICE
                            ----------------------------------------------------------------------

                            Certification - Under penalties of perjury, I certify that:

CERTIFICATE OF
FOREIGN STATUS              I am not (i) a United States citizen or resident, corporation, partnership, estate or trust; (ii) an individual who has been, or plans to be, present in the
                            United States for a total of 183 days or more during the calendar year, or (iii)
                            engaged, nor plan to be engaged during the year, in a trade or business in the
                            United States with which gains on the sale of the Securities are effectively connected.

                            Signature                                           Date:
                                      ---------------------------------------         ---------------------------------

--------------------------------------------------------------------------------

                                                                         Page 12
--------------------------------------------------------------------------------

UNITED STATES HOLDERS

-----------------------------------------------------------------------------------------------------------
                          Part 1 - Please           |   TIN:
                          provide your TIN in       |     --------------------------
        SUBSTITUTE        the box at right and      |    (Social Security Number
         FORM W-9         certify by signing        |    or Employer Identification
                          and dating below          |    Number)
                          ---------------------------------------------------------------------------------
      DEPARTMENT OF       Part 2 - If you are a payee exempt from backup withholding, please write
       THE TREASURY       "exempt" here (see Instructions)
         INTERNAL         ---------------------------------------------------------------------------------
     REVENUE SERVICE      Part 3 - Certification-Under penalties of perjury.  I certify that:
                          (1) the number shown on this form is my correct TIN (or I am waiting for a number to be issued to me - see below) and (2) I am not subject to backup
   PAYOR'S REQUEST FOR    withholding because (a) I am exempt from backup withholding or (b) I have not
 TAXPAYER IDENTIFICATION  been notified by the Internal Revenue Service (the "IRS") that I am subject to
      NUMBER ("TIN")      backup withholding as a result of the failure to report all interest or
    AND CERTIFICATION     dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

                          THE INTERNAL REVENUE SERVICES DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
                          THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP
                          WITHHOLDING.

                          Signature                              Date:
                                    --------------------------        ------------------------------------
-----------------------------------------------------------------------------------------------------------

You must cross out item (2) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
               "APPLIED FOR" IN PART 1 OF THE SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Centre or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the payor within 60 days, the payor is required to withhold 31 percent of all cash payments made to me thereafter until I provide a number.


-----------------------------------       --------------------------------------
Signature                                 Date


--------------------------------------------------------------------------------

                                                                         Page 13
--------------------------------------------------------------------------------
                          INSTRUCTIONS FOR SECTION III

NON-UNITED STATES HOLDERS

In order for a holder that is not a United States person to qualify for exemption from backup withholding, such holder must complete and submit to the Registry or the U.S. Depository, as applicable, (referred to herein as the "Payor") the "Substitute Form W-8" set forth herein, certifying that the holder is not (i) a United States citizen or resident, corporation, partnership, estate, or trust, (ii) an individual who has been, or plans to be, present in the United States for a total of 183 days or more during the calendar year, or
(iii) engaged, nor plans to be engaged during the year, in a trade or business in the United States with which gains from the sale of the Securities are effectively connected.

If backup withholding occurs as a result of a foreign holder's failure to provide the Payor with a properly executed Substitute Form W-8, such holder may get a refund of the amount withheld by filing Internal Revenue Service Form 1040NR ("U.S. Nonresident Alien Income Tax Return"). Such form may be obtained from the Internal Revenue Service Centre, Philadelphia, PA 19255.

UNITED STATES HOLDERS

US federal income tax law generally requires that a holder that is a United States person (generally, a citizen or resident of the United States) whose tendered Shares are accepted for purchase pursuant to the Offer provide the Registry with their correct Taxpayer Identification Number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Payor is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the gross proceeds resulting from the Offer. If withholding results in an overpayment of taxes a refund may be obtained.

To prevent backup withholding, each tendering holder must provide his correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends, or
(iii) the Internal Revenue Service has notified the holder that he or she is no longer subject to backup withholding.

If you do not have a TIN, consult the enclosed Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If you do not provide your TIN to the Payor within 60 days, backup withholding will begin and continue until you furnish your TIN to the Payor. Note: Writing "Applied For" on the form means that you have already applied for a TIN or that you intend to apply for one in the near future.

If the Shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

Exempt holders (including, among others, U.S. corporations and tax exempt organisations) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder should write "Exempt" in Part 2 of Substitute Form W-9. See the W-9 Guidelines for additional instructions.

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

                                                                         Page 14
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            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR. Social Security number have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the Payor.

FOR THIS TYPE OF ACCOUNT:        GIVE THE SOCIAL              FOR THIS TYPE OF ACCOUNT:      GIVE THE EMPLOYER
                                 SECURITY NUMBER                                             IDENTIFICATION
                                 OF                                                          NUMBER OF
1.  An individual's account      The individual               8.  Sole proprietorship        The owner (4)
                                                                  account

2.  Two or more                  The actual owner of          9.  A valid trust, estate      The legal entity (Do not
    individuals (joint           the account or, if           or pension trust               furnish the identifying
    account)                     combined funds, any                                         number of the personal
                                 one of the individuals                                      representative or trustee
                                 (1)                                                         unless the legal entity
                                                                                             itself is not designated in
                                                                                             the account title.)(5)

3.  Husband and wife             The actual owner of the      10. Corporate account          The corporation
    (joint account)              account or, if joint
                                 funds, either person(1)

4.  Custodian account of         The minor(2)                 11. Religious,                 The organisation
    minor (Uniform Gift                                       charitable or
    to Minors Act)                                            educational organisation
                                                              account

5.  Adult and minor (joint       The adult or, if the         12. Partnership account        The partnership
    account)                     minor is the only            held in the name of the
                                 contributor, the minor(1)    business

6.  Account in the name          The ward, minor, or          13. Association , club         The organisation
    of guardian or               incompetent person(3)        or other tax-exempt
    committee for a                                           organisation
    designated ward,
    minor, or                                                 14. A broker or                The broker or nominee
    incompetent person                                        registered nominee

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

                                                                                                    Page 15
-----------------------------------------------------------------------------------------------------------
7.   a. The usual              The grantor-           15.  Account with the              The public entity
        revocable              trustee(1)                  Department of
        savings trust                                      Agriculture in
        account                                            the name of a public
        (grantor is also                                   entity (such as a
        trustee)                                           State or local
     b. So-called trust        The actual owner(1)         governmental,
        account that is                                    school district or
        not a legal or                                     prison) that
        valid trust                                        receives agricultural
        under State law                                    program payments

(1)  List first and circle the name of the person whose number you furnish.
(2)  Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4)  Show the name of the owner.
(5)  List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.
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

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            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9


OBTAINING A NUMBER

If you don't have a taxpayer identification number or your don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM A BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

 .   A U.S. corporation
 .   A financial institution
 .   An organisation exempt from tax under section 501(a), or an individual retirement plan.
 .   The United States or any agency or instrumentality thereof.
 .   A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
 .   A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
 .   An international organisation or any agency or instrumentality thereof.
 .   A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
 .   A real estate investment trust.
 .   A common trust fund operated by a bank under section 584(a).
 .   An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
 .   An entity registered at all times under the Investment Company Act of 1940.
 .   A foreign central bank of issue.
 .   Payments of tax-exempt interest (including exempt-interest dividends under section 852).
 .   Payments described in section 6049(b)(5) to non-resident aliens.
 .   Payments on tax-free covenant bonds under section 1451.
 .   Payments made by certain foreign organisations.
 .   Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.

FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments, other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payors who must report the payments to IRS. IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.
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

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Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

 .    Payments to nonresident aliens subject to withholding under section 1441.
 .    Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
 .    Payments of patronage dividends where the amount renewed is not paid in money.
 .    Payments made by certain foreign organisations.
 .    Payments made to a nominee.

Payments to interest not generally subject to backup withholding include the following:

 .    Payments of interest on obligations issued by individuals.
     NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct taxpayer identification number to the payor.

PENALTIES

(1) PENALTIES FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to wilful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.
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

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THIS IS AN IMPORTANT DOCUMENT.  If you are in doubt as to how to deal with it, consult your Shareholder or Financial Adviser without delay.

                  The Registry for the Offer in Australia is:

     By Mail:                           By Hand:

     Corporate Registry                 Corporate Registry
     Services Pty Ltd                   Services Pty Ltd
     GPO Box 7045                       Level 2
     Sydney NSW 1115                    321 Kent Street
                                        Sydney NSW 2000
                                        (02) 9290 4111


                     The U.S. Depositary for the Offer is:

     By Mail:                          By Hand or
                                       Overnight Delivery:

     IBJ Schroder Bank                 IBJ Schroder Bank
     & Trust Company                   & Trust Company
     PO Box 84                         One State Street
     Bowling Green Station             New York, New York, 10004
     New York, NY 10274-0084           (212) 858 2103
     Attn: Reorganisation Dept.        Attn:  Securities Processing
                                       Window, SC-1


          The Information Agent for the Offer in the United States is:

                            MacKenzie Partners, Inc.
                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (call collect)
                         CALL TOLL-FREE (800) 322 2885


                    The Financial Advisors in Australia are:


     Merrill Lynch & Co                  Salomon Brothers Inc
     Merrill Lynch International         Salomon Brothers Australia Limited
     (Australia) Limited                 Level 26, Castlereagh Centre
     Level 49, MLC Centre                9 Castlereagh Street
     Sydney NSW 2000                     Sydney NSW 2000
     1 800 628 145 (toll free)

          The Dealer Managers for the Offer in the United States are:

     Merrill Lynch & Co.                 Salomon Brothers Inc
     Merrill Lynch World Headquarters    Seven World Trade Centre
     North Tower                         New York, New York, 10048
     World Financial Centre             (212) 783 7292 (call collect)
     New York, New York 10281-1305
     (212) 449 8209 (call collect)
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